UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2007
(July 27, 2007)

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                       Regulation FD Disclosure.

On July 27, 2007, the Company issued a press release announcing that it has entered into an agreement with Sam Edelman and his wife Libby to make an investment in Edelman Shoe, Inc. Sam Edelman and Libby Edelman will maintain a majority interest in Edelman Shoe and Brown Shoe will acquire an option to buy the remaining interest in the future. A copy of the press release is included herein as Exhibit 99.1 and is incorporated by reference herein.

An update addendum to the Brown Shoe Company, Inc. Investor Update listing certain recent activities is furnished as Exhibit 99.2 hereto and is also available on the Company’s website via the following link: www.brownshoe.com/investor, although the Company reserves the right to discontinue its availability at any time. The Investor Update was previously filed as exhibit 99.1 to Form 8-K on June 5, 2007.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits

(c) Exhibit

Exhibit Number	Description of Exhibits
99.1	Press Release Announcing Agreement to Invest in Edelman Shoe, Inc.
99.2	Update Addendum for Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: July 27, 2007	/s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release Announcing Agreement to Invest in Edelman Shoe, Inc.
99.2	Update Addendum for Investor Presentation